EXHIBIT 10.1

PROMISSORY NOTE

U.S. $50,000.00	Effective Date: March 7, 2022

FOR VALUE RECEIVED, the undersigned, KINGFISH HOLDING CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to the order of JAMES K. TOOMEY, an individual (the “Lender”), at Lender’s address set forth below (or by wire transfer to Lender’s wire address set forth below) or at such other place as Lender may designate in writing pursuant to the notice provisions below, the principal sum of FIFTY THOUSAND DOLLARS (US $50,000.00), together with interest accruing on the outstanding principal balance from the date hereof, in lawful money of the United States of America in immediately available funds all as provided below.

1. Rate of Interest. Subject to the provisions of Section 3 hereof, the amounts due under this Note shall bear simple interest on the outstanding principal amount of this Promissory Note (this “Note”) at an annual fixed rate of two percent (2%) per annum commencing on March 7, 2022 until paid in full. Interest shall be calculated on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Maturity Date and Payment Terms. All outstanding principal and accrued and unpaid interest on this Note, plus all fees, costs and expenses then due under this Note, shall become fully due and payable on the earlier of (i) a Change of Control (as defined below) or (ii) December 31, 2024 (the “Maturity Date”). No principal amount of this Note or any accrued interest on the principal balance of this Note is due or payable until the Maturity Date. If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State of Florida, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. Payments received will be applied to charges, fees and expenses (including attorneys’ fees), accrued interest and principal in any order that the Lender may choose, in its sole discretion.

For purposes of this Note, a “Change of Control” shall mean: (a) any consolidation or merger of the Borrower with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shareholders of the Borrower immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (b) any transaction or series of related transactions to which the Borrower is a party and in which in excess of 50% of the Borrower’s voting power is transferred or issued to an unrelated third party in such transaction or related transactions, including, without limitation, any transaction or series of transactions involving the issuance of the Borrower’s voting securities (whether in connection with an equity financing or other purposes) resulting in the shareholders of the Borrower on the date of this Note holding 50% or less of the voting power of the Borrower or any successor thereto; (c) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Borrower; or (d) any liquidation, dissolution, or winding up of the affairs of the Borrower, whether voluntary or involuntary.

The Borrower shall give the Lender notice of a Change of Control transaction not less than five (5) business days prior to the anticipated date of consummation of the Change of Control transaction. Upon the consummation of a Change of Control the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or any notice of any kind and shall be subject to any required tax withholdings. Any such payments upon a Change of Control may be made by the Borrower (or any party to such Change of Control or its agent) following the Change of Control transaction in connection with payment procedures established in connection with such Change of Control transaction.

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3. Late Payments; Extensions; Default Rate. Upon (a) the Maturity Date, whether by acceleration, a Change of Control or otherwise, and at the Lender’s option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, or (b) an agreement by the Lender to extend the Maturity Date and until full payment of principal, interest or other amount coming due pursuant to the provisions of this Note, this Note shall bear interest at a rate of five percent (5%) per annum (based on the actual number of days that principal is outstanding over a year of 360 days) (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Lender’s expenses incident to the handling of delinquent payments or the costs of additional risk associated with extension of the Maturity Date, but are in addition to, and not in lieu of, the Lender’s exercise of any rights and remedies hereunder or under applicable law, and any fees and expenses of any agents or attorneys which Lender may employ. In addition, the Default Rate reflects the increased credit risk to Lender of carrying a loan that is in default or beyond the Maturity Date. The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm or risk incurred by the Lender, and that the actual harm or risk incurred by Lender cannot be estimated with certainty and without difficulty.

4. Prepayment. The Borrower may not prepay this Note prior to the Maturity Date without the consent of the Lender.

5. Usury. Regardless of any other provision of this Note, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and (a) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (b) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

6. Events of Default. The occurrence of any of the following events will be deemed to be an “Event of Default” under this Note: (a) the nonpayment of any principal, interest or other indebtedness under this Note when due; (b) the filing by or against the Borrower of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against the Borrower, such proceeding is not dismissed or stayed within 30 days of the commencement thereof; (c) a default with respect to any other indebtedness of the Borrower for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (d) the entry of a final judgment against the Borrower and the failure of the Borrower to discharge the judgment within ten (10) days of the entry thereof; (e) any material adverse change in the Borrower’s assets or financial condition.

Upon the occurrence of an Event of Default: (i) if an Event of Default specified in clause (b) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (ii) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Lender’s option and without demand or notice of any kind, may be accelerated and become immediately due and payable; and (iii) at Lender’s option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default.

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7. Indemnity. The Borrower agrees to indemnify each of the Lender (the “Indemnified Party”), and to defend and hold the Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom the Indemnified Party may consult and all expenses of litigation and preparation therefor) which the Indemnified Party may incur or which may be asserted against the Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Borrower), in connection with or arising out of or relating to the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Borrower, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to the Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section 7 shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Borrower may participate at its expense in the defense of any such action or claim.

8. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address as set below or to such other address as any party may give to the other for such purpose in accordance with this Section 8. No delay or omission on the Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power. The Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity. No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Lender in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Lender’s counsel. If any provision of this Note is found to be invalid, illegal or unenforceable in any respect by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. This Note shall bind Borrower and its administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Lender’s written consent and the Lender at any time may assign this Note in whole or in part.

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This Note has been delivered to and accepted by the Lender and will be deemed to be made in the State of Florida. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE LENDER AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where Lender’s office indicated above is located; provided, that nothing contained in this Note will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

9. Florida Documentary Stamp Tax. Florida documentary stamp tax in the amount required by law has been paid with respect to this Note.

10. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

THE BORROWER:

Kingfish Holding Corporation, a Delaware corporation

	By:	/s/ Ted Sparling
	Name:	Ted Sparling
	Title:	CEO

Address for notices to the Borrower:

LENDER:

/James K. Toomey
James K. Toomey

Address for notices to the Lender:

James K. Toomey 6425 28th Avenue East Bradenton, FL 34208

[Signature Page to Kingfish Holding Corporation Promissory Note dated as of March 7, 2022]

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